UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2026

QUANTUM COMPUTING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40615	82-4533053
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5 Marine View Plaza, Suite 214

Hoboken, New Jersey 07030

(Address of principal executive offices) (Zip Code)

(703) 436-2161

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	QUBT	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§12.102 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) amends the Current Report on Form 8-K (the “Original 8-K”) of Quantum Computing Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) on June 23, 2026, which reported, among other things, the completion of the acquisition of all of the issued and outstanding shares of common stock of NHanced Semiconductors, Inc. (“NHanced”), a Delaware corporation, pursuant to a Stock Purchase Agreement, dated June 22, 2026, among the Company, NHanced, the Gretchen Louise Trinklein Patti Revocable Trust, the Robert Steve Patti Revocable Trust, and the Robert Steve Patti Irrevocable Trust (collectively, the “Sellers”), Gretchen Trinklein Patti and Robert Patti (in their individual capacities, the “Beneficial Owners”), and Robert Patti, as Seller Representative (the “Acquisition”).

This Amendment is being filed to provide the financial statements of NHanced and the unaudited pro forma condensed combined financial information of the Company and NHanced required by Items 9.01(a) and 9.01(b) of Form 8-K, which were not included in the Original 8-K. As disclosed in the Original 8-K, such financial statements and pro forma financial information would be filed by amendment no later than 71 calendar days after the date on which the Original 8-K was required to be filed.

Except as set forth herein, no other changes are being made to the Original 8-K. This Amendment should be read in conjunction with the Original 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited financial statements of NHanced Semiconductors, Inc. for the fiscal years ended June 30, 2025 and 2024, together with the report of the independent auditor thereon, are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated herein by reference.

The unaudited interim financial statements of NHanced Semiconductors, Inc. for the three and nine months ended March 31, 2026 and 2025, are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial information of the Company and NHanced is filed as Exhibit 99.3 to this Current Report on Form 8-K/A and is incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Audited Financial Statements of NHanced Semiconductors, Inc. for the years ended June 30, 2025 and 2024
99.2	Unaudited Interim Financial Statements of NHanced Semiconductors, Inc. for the three and nine months ended March 31, 2026 and 2025
99.3	Unaudited Pro Forma Condensed Combined Financial Information
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUANTUM COMPUTING INC.

Date: September 8, 2026	By:	/s/ Christopher Roberts
	Name:	Christopher Roberts
	Title:	Chief Financial Officer

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